ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

-AllianceBernstein 2000 Retirement Strategy

-AllianceBernstein 2005 Retirement Strategy

-AllianceBernstein 2010 Retirement Strategy

-AllianceBernstein 2015 Retirement Strategy

-AllianceBernstein 2020 Retirement Strategy

-AllianceBernstein 2025 Retirement Strategy

-AllianceBernstein 2030 Retirement Strategy

-AllianceBernstein 2035 Retirement Strategy

-AllianceBernstein 2040 Retirement Strategy

-AllianceBernstein 2045 Retirement Strategy

-AllianceBernstein 2050 Retirement Strategy

-AllianceBernstein 2055 Retirement Strategy

(collectively, the “Strategies”)

Supplement dated November 4, 2011 to the Prospectuses dated December 31, 2010, and the Summary Prospectuses dated December 31, 2010, of AllianceBernstein Retirement Strategies offering Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares of AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy, and AllianceBernstein 2055 Retirement Strategy.

Each of the strategies listed above are hereinafter referred to as the Strategies.

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Change in Allocation of Equity Investments

The Strategies allocate, in accordance with their respective investment strategies, varying percentages of their assets to equity investments through investments in a combination of Portfolios (the “Underlying Portfolios”) of the AllianceBernstein Pooling Portfolios. These equity investments are currently further allocated between approximately 70% in U.S. securities and approximately 30% in non-U.S. securities. Effective on or about December 31, 2011, this allocation will shift to approximately 60% in U.S. securities and approximately 40% in non-U.S. securities. This change is intended to broaden the Strategies’ exposure to global equity markets and to achieve a better risk/return profile for the Strategies’ equity investments.

Change in Underlying Portfolios

The Strategies invest in Underlying Portfolios that include the AllianceBernstein Intermediate Duration Bond Portfolio. On November 3, 2011, the Board approved proposals to rename the AllianceBernstein Intermediate Duration Bond Portfolio the “AllianceBernstein Global Core Bond Portfolio” (the “Portfolio”) and to globalize its investment strategy. Under the Portfolio’s new investment strategy, the Portfolio will invest at least 40% of its assets in fixed-income securities of non-U.S. issuers located in at least three countries. The Portfolio’s current policy of limiting its investments in non-U.S. Dollar-denominated securities to 20% of its assets has been eliminated.

This change is intended to broaden the investment opportunities available to the Portfolio and to the Strategies and to provide better diversification for the Strategies. The Portfolio will maintain its policy to invest only in investment grade securities (rated Baa3 or BBB- and above). The Portfolio may hedge a significant portion of its currency exposure associated with its non-U.S. Dollar-denominated investments, principally through the use of currency forwards and futures. In addition, under its new policies, the Portfolio will not have a stated portfolio duration range and may invest in fixed-income securities of any maturity or duration.

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The changes discussed above are expected to become effective on or about December 31, 2011. The Adviser expects the Strategies’ portfolios and the Underlying Portfolios’ portfolios will be transitioned shortly thereafter.

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This Supplement should be read in conjunction with the Prospectuses for the Strategies.

You should retain this Supplement with your Prospectuses for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SUP-0107-1111

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